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EXHIBIT 10.3
                          BRITISH COLUMBIA
          Ministry of Mines, Energy and Minerals Division
                       Mineral Titles Branch

                      RECORD OF 2 POST CLAIM
                         Mineral Tenure Act
                             Section 24

Greenwood                               380260
Mining Division                         Tenure No.

B.D. Henry                              August 28, 2000
Gold Commissioner                       Date of Record
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                APPLICATION TO RECORD A 2 POST CLAIM

     I, James Thom, #47-1224 Balmaral Road, Victoria, British Columbia V8T 1B3, 250-995-1266 Client No. 141136,

     AGENT FOR Reid Anderson, 204-1425 Marine Drive, North Vancouver, British Columbia, Canada, V7T 1B9, 604-605-0885, Client No. 142996,

hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map No.
082E066, in the Greenwood Mining Division.

                               ACCESS

     Describe how you gained access to the location: include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     The initial post for the Sun #300 Claim is located 3,300 meters at a bearing of 50 degrees true north from the southern most draining creek of South Sandrift Lake. To get to the initial post for the Sun #300 Claim travel north of Christian Valley, until Barth Creek road turn off on the right comes by. Turn onto Barth Creek road and travel about 7km until Copper road turn off, on the right. Take Copper road to Copper East road (Copper East road becomes deactivated and Copper East road takes over). From the bridge Sun #100 and Sun #200 can be found about 70 meters southwest. Sun #300 initial post can then be found by traveling 500 meters at a bearing of 16 degrees. Sun #300 adjoins Sun #100 above it.

GPS Co-ordinates taken of posts: Yes [   ] No [ x ] If yes, complete
information chart on reverse.

                          TAG INFORMATION

     I have securely fastened the metal identification tag embossed "INITIAL POST (No. 1)" to the legal post (or witness post*) and impressed this information on the tag:

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TAG NO. 698488 M
INITIAL POST (No. 1)

CLAIM NAME          Sun #300
LOCATOR             James Thom
AGENT FOR           R. Anderson
DATE COMMENCED      28-August-00
TIME COMMENCED      9:00
DIR. TO F.P.        16 degrees
METRES TO RIGHT     0 meters
METRES TO LEFT      500 meters

Time is a.m.

Direction, means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post*) and impressed this information on the tag:

TAG NO. 698488 M
INITIAL POST (No. 2)

CLAIM NAME          Sun #300
LOCATOR             James Thom
AGENT FOR           R. Anderson
DIST. FORM I.P.     500 meters
DATED COMPLETED     28-August-00
TIME COMPLETED      10:35

* If a witness post was placed for the legal corner post: Bearing from witness post to true position of legal corner post is __________ degrees, at a distance of __________ metres.

                          ACKNOWLEDGMENTS

     I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the legal and final post (and witness and identification post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I located this claim, and this information is true and correct.


/s/ James Thom
Signature of Locator